UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 10, 2026

Comcast Corporation
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-32871		27-0000798
(Commission File Number)		(IRS Employer Identification No.)

One Comcast Center
Philadelphia, PA		19103-2838
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (215) 286-1700
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	CMCSA	The Nasdaq Stock Market LLC
0.000% Notes due 2026	CMCS26	The Nasdaq Stock Market LLC
0.250% Notes due 2027	CMCS27	The Nasdaq Stock Market LLC
1.500% Notes due 2029	CMCS29	The Nasdaq Stock Market LLC
0.250% Notes due 2029	CMCS29A	The Nasdaq Stock Market LLC
0.750% Notes due 2032	CMCS32	The Nasdaq Stock Market LLC
3.250% Notes due 2032	CMCS32A	The Nasdaq Stock Market LLC
1.875% Notes due 2036	CMCS36	The Nasdaq Stock Market LLC
3.550% Notes due 2036	CMCS36A	The Nasdaq Stock Market LLC
1.250% Notes due 2040	CMCS40	The Nasdaq Stock Market LLC
5.250% Notes due 2040	CMCS40A	The Nasdaq Stock Market LLC
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)    At the annual meeting on June 10, 2026, our shareholders approved, or did not approve, the following proposals.
(b)    The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each such proposal, as described in detail in the Company’s definitive proxy statement dated April 24, 2026, are set forth below.
(1)All of the director nominees named in the proxy statement were elected to serve as directors for one-year terms.

Director	For	Withheld	Broker Non-Votes
Kenneth J. Bacon	299,510,510	73,008,957	22,027,820
Thomas J. Baltimore, Jr.	287,796,592	84,722,875	22,027,820
Madeline S. Bell	331,113,903	41,405,564	22,027,820
Louise F. Brady	367,119,303	5,400,164	22,027,820
Edward D. Breen	318,345,483	54,173,984	22,027,820
Michael J. Cavanagh	369,746,059	2,773,408	22,027,820
Jeffrey A. Honickman	327,450,819	45,068,648	22,027,820
Wonya Y. Lucas	369,013,436	3,506,031	22,027,820
Asuka Nakahara	368,545,069	3,974,398	22,027,820
Brian L. Roberts	354,169,225	18,350,242	22,027,820
Gordon Smith	358,213,254	14,306,213	22,027,820

(2)The appointment of Deloitte & Touche LLP as our independent auditors for the 2026 fiscal year, as described in the proxy statement, was ratified.

For	Against	Abstain	Broker Non-Votes
379,820,320	14,479,020	247,947	N/A
(3)The advisory vote on our executive compensation, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
217,159,284	154,472,928	887,255	22,027,820
(4)A shareholder proposal to adopt a policy to have an independent chair, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
97,883,785	272,868,586	1,767,096	22,027,820

Item 9.01(d). Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	June 12, 2026	By:	/s/ Elizabeth Wideman
		Name:	Elizabeth Wideman
		Title:	Senior Vice President, Senior Deputy General Counsel and Assistant Secretary